UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/14

Item 1.  Reports to Stockholders.

Annual Report
June 30, 2014

1-855-BUY-GNKO
www.ginkgofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Ginkgo Multi-Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

June 30, 2014

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

We are pleased by the performance of the Ginkgo Multi-Strategy Fund, which has done well since its launch nearly three years ago. As we look at conditions for the remainder of 2014 and heading into 2015, we feel even more optimistic.

We have been able to make good use of the moderate and tactical approach to investing throughout the last year as we have combatted market volatility due to the economic environment, political turmoil, and challenges in international countries. Our unique ability to move to cash positions has served it well this past year as we have monitored continuing market instability.

We have invested a large portion of assets into the Dividend Strategy, and this has been beneficial to the portfolio since we launched the mutual fund. We also utilized the Value Strategy, in which we target specific stocks that are especially low priced based on fundamental analysis. We select stocks whose prices have been beaten down by the markets in recent periods, when we strongly believe that they cannot go much lower. In fact, these stocks have a lot of upside potential as the market realizes that they were priced too low.

We also have utilized the Momentum Strategy, which takes advantage of stocks that have had periods of a rising price trend. Using technical analysis and in depth research, we have selected stocks we believe have the “wind at their backs,” and will continue to rise and outperform in the near future. This strategy has resulted in a few big winners during the last several quarters as the market continued to rise. We also have had positions in various exchange traded funds (ETFs) to take advantage of strategic opportunities as they arose. Additionally, we have used short-term tactical trading strategies to profit on unique opportunities when conditions warrant that type of position.

During the last 12 months ending on June 30, 2014, we have had varying levels of cash positions, which is an ability that is relatively rare. Unlike typical mutual funds that must remain at least 85% invested at all times, we have the ability to change its allocation in attempting to avoid investing in assets when they are declining. We utilize the cash position as a way to avoid significant market drawdowns with a portion of the assets. We will continue to use a flexible level of our cash position to be defensive, when the market conditions warrant such action. We are anticipating future growth in equities, but we continue to keep an eye on Europe, China, Wall Street and the political and economic landscape.

1

The Fund was nearly fully invested in equities throughout the entire first quarter of 2014 and so the Fund primarily moved in line with the equity markets. The Fund had a mild decline throughout January, gained it all back throughout February, and did not have a significant change during March. During the month of February, the Fund was allocated toward high growth segments (like technology and biotechnology), which helped the Fund have a very strong return during that period. Then, early in March, the Adviser began investing the Fund more heavily into sectors with lower valuations, mainly energy, industrials, and materials. This change also added more exposure to dividend paying stocks. As trailing stops were hit, the Adviser sold large portions from momentum stocks, and had significant realized gains during the quarter. As March continued this reallocation out of high growth sectors and to value sectors became much more significant. By the end of the quarter the Fund’s allocation to sectors had changed very dramatically.

The March selloff continued through much of April for certain market segments; however the rest of the equity markets had a solid performance throughout the second quarter. It was a great quarter to participate in the equity markets and the Ginkgo Multi-Strategy Fund was fully invested in equities throughout this second quarter. This change in allocation during March had a significant impact in the type of stocks held in the portfolios, and that resulted in a very positive impact to the performance of the Fund during this second quarter. Several of the largest additions to the portfolio had great performance during the second quarter of 2014, including Schlumberger (SLB, 3.0% position) and Halliburton (HAL, 2.5%). Right at the end of the second quarter, the Adviser saw potential for some short-term headwinds for energy and chose to realize some significant gains on some positions in the energy sector, including ConocoPhillips (COP, 1.0%), Pioneer Energy (PES, 1.1%), Pengrowth Energy (PGH, 0.9%), EOG Resources (EOG, 2.0%), among several others. The Fund continues to remain fully invested in equities at the end of the second quarter, as the Adviser intends to take advantage of a rising market while the conditions remain positive. However the Adviser is prepared for the possibility of changing its allocation in the event of a downturn in the market.

The Adviser has been and will seek to continue to reposition the Fund’s assets to seek to take advantage of the market conditions. The Adviser is optimistic about the remaining calendar year for 2014, but also expects to see more of a correction and volatility during the second half. The Adviser feels that it is very important to monitor the markets technicals and fundamentals very closely, given that the equity markets are continuing to make new all-time highs. The Adviser plans to remain mostly invested into equities, until there is evidence that encourages that allocation to change. While the Fund’s portfolio is currently heavily invested in equities, the Adviser is constantly looking toward avoiding a significant stock market downturn, which the Adviser expects is likely to occur within the next few years.

2

The Adviser continues to believe that the Fund needs to be able to avoid significant drawdowns. The Adviser will continue to be aggressive in seeking profits for the Fund while the market continues to rise. However when our analysis shows that the market is due for a correction, the Adviser will reallocate assets, to attempt to avoid experiencing the full decline of the expected market correction. The Adviser feels that the Fund is well positioned to gain from a continued market rally, but is also ready to be reallocated in an effort to protect the Fund from any significant drawdowns.

Christina V. Winch, CFP®

Chief Executive Officer

4301-NLD-8/13/2014

3

GINKGO MULTI-STRATEGY FUND

PORTFOLIO REVIEW (Unaudited)

June 30, 2014

The Fund’s performance figures* for the periods ended June 30, 2014, as compared to its benchmark:

	One Year	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	12.50%	9.22%
Dow Jones Moderate Portfolio Index ***	16.19%	11.72%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 28, 2013 is 1.93% for the Investor Class. For performance information current to the most recent month-end, please call 1-855-BUY-GNKO.

**	Inception date is September 2, 2011.

***	The Dow Jones Moderate Portfolio Index (the “Index”) is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2014 (Unaudited)

Fund Holdings by Industry/Investment Type	% of Net Assets
Exchange Traded Funds	23.1%
Oil & Gas Services	11.5%
Miscellaneous Manufacturing	9.3%
Pharmaceuticals	8.6%
Software	6.8%
Internet	6.0%
Insurance	5.3%
Semiconductors	4.3%
Mining	4.0%
Other Industries	20.7%
Short-Term Investments	24.9%
Liabilities in Excess of Other Assets	(24.5)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	COMMON STOCKS - 76.3%
	AEROSPACE/DEFENSE - 0.9%
3,990	United Technologies Corp.	$460,646

	BANKS - 0.9%
8,780	Wells Fargo & Co.	461,477

	BUILDING MATERIALS - 2.0%
18,250	Armstrong World Industries, Inc. *	1,048,098

	CHEMICALS - 2.5%
9,560	Dow Chemical Co.	491,958
12,860	El du Pont De Nemours & Co.	841,558
		1,333,516
	COMPUTERS - 3.9%
21,910	Apple, Inc. ^	2,036,096

	ELECTRONICS - 0.9%
4,990	Honeywell International, Inc.	463,821

	INSURANCE - 5.3%
12	Berkshire Hathaway, Inc. - Cl. A * ^	2,278,806
5,400	Travelers Cos., Inc.	507,978
		2,786,784
	INTERNET - 6.0%
4,540	Google, Inc. *	2,611,771
23,245	Symantec Corp.	532,311
		3,144,082
	MACHINERY CONSTRUCTION & MINING - 1.5%
7,555	Caterpillar, Inc.	821,002

	MACHINERY DIVERSIFIED - 1.8%
6,305	Cummins, Inc.	972,798

	MEDIA - 1.0%
6,000	The Walt Disney Co.	514,440

	MINING - 4.0%
39,000	Alcoa, Inc.	580,710
47,375	Constellium NV - Cl. A *	1,518,843
		2,099,553
	MISCELLANEOUS MANUFACTURING - 9.3%
7,140	3M Co.	1,022,734
6,360	Danaher Corp.	500,723
5,420	Dover Corp.	492,949
34,755	General Electric Co.	913,361
10,965	Illinois Tool Works, Inc.	960,095
9,235	SPX Corp.	999,319
		4,889,181
	OIL & GAS - 3.6%
4,068	EOG Resources, Inc.	475,386
5,000	Exxon Mobil Corp.	503,400
15,616	Nabors Industries Ltd.	458,642
12,623	Patterson-UTI Energy, Inc.	441,048
		1,878,476
	OIL & GAS SERVICES - 11.5%
11,350	Baker Hughes, Inc.	845,007
15,024	C&J Energy Services *	507,511
19,655	Halliburton Co.	1,395,702
28,150	Schlumberger Ltd.	3,320,293
		6,068,513

See accompanying notes to financial statements.

5

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	PHARMACEUTICALS - 8.6%
14,195	AstraZeneca PLC - ADR	$1,054,830
21,500	Bristol-Myers Squibb Co.	1,042,965
4,460	Johnson & Johnson	466,605
34,385	Merck & Co.	1,989,172
		4,553,572
	SEMICONDUCTORS - 4.3%
21,240	Freescale Semiconductor Ltd. *	499,140
17,030	Micron Technology, Inc. *	561,138
15,595	QUALCOMM, Inc.	1,235,124
		2,295,402
	SOFTWARE - 6.8%
23,730	Activision Blizzard, Inc.	529,179
8,240	Citrix Systems, Inc. *	515,412
35,150	Microsoft Corp.	1,465,755
18,430	Salesforce.com, Inc. *	1,070,414
		3,580,760
	TELECOMMUNICATIONS - 1.5%
16,580	Verizon Communications, Inc. ^	811,259

	TOTAL COMMON STOCKS (Cost - $36,135,994)	40,219,476

	EXCHANGE TRADED FUNDS - 23.1%
18,380	First Trust ISE Cloud Computing Index Fund	497,179
11,610	Guggenheim Solar ETF	517,458
22,915	Industrial Select Sector SPDR Fund	1,238,785
8,900	iShares Russell 2000 ETF	1,057,409
8,590	iShares Transportation Average ETF	1,262,816
19,680	Market Vectors Semiconductor ETF	973,963
27,730	Materials Select Sector SPDR Fund	1,376,517
8,010	Powershares QQQ Trust Series 1	752,219
27,390	SPDR S&P Homebuilders ETF	897,022
63,725	Technology Select Sector SPDR Fund	2,443,854
11,135	Vanguard FTSE Emerging Markets ETF	480,253
6,400	Vanguard Health Care ETF	714,432
	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,393,437)	12,211,907

	PREFERRED STOCK - 0.2%
5,000	Associated Banc-Corp., 8.00%	138,000
	TOTAL PREFERRED STOCK (Cost - $125,500)

	SHORT-TERM INVESTMENTS - 24.9%
	MONEY MARKET FUND - 24.9%
13,147,699	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 0.00% +	13,147,699
	TOTAL SHORT-TERM INVESTMENTS (Cost - $13,147,699)

	TOTAL INVESTMENTS - 124.5% (Cost - $60,802,630)(a)	$65,717,082
	LIABILITIES IN EXCESS OF OTHER ASSETS - (24.5) %	(12,922,050)
	NET ASSETS - 100.0%	$52,795,032

*	Non-income producing securities.

^	All or a portion of this security is held as collateral.

+	Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

SPDR- Standard & Poor's Depositary Receipts

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $60,849,615 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,912,881
Unrealized depreciation:	(45,414)
Net unrealized appreciation:	$4,867,467

See accompanying notes to financial statements.

6

GINKGO MULTI-STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014

ASSETS
Investment securities:
At cost	$60,802,630
At value	$65,717,082
Receivable for securities sold	915,798
Receivable for Fund shares sold	45,550
Dividends and interest receivable	44,252
Cash	7,905
Prepaid expenses and other assets	23,961
TOTAL ASSETS	66,754,548

LIABILITIES
Payable for investments purchased	13,013,540
Due to broker	847,520
Investment advisory fees payable	43,529
Distribution (12b-1) fees payable	17,412
Fees payable to other affiliates	8,641
Payable for Fund shares repurchased	7,220
Accrued expenses and other liabilities	21,654
TOTAL LIABILITIES	13,959,516
NET ASSETS	$52,795,032

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$45,647,281
Accumulated net realized gain on investments	2,233,277
Net unrealized appreciation of investments	4,914,474
NET ASSETS	$52,795,032

NET ASSET VALUE PER SHARE:
Net Assets	$52,795,032
Shares of beneficial interest outstanding	4,374,215
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.07

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

7

GINKGO MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2014

INVESTMENT INCOME
Dividends (includes foreign tax withholding of $2,691)	$668,558
Interest	19,689
TOTAL INVESTMENT INCOME	688,247

EXPENSES
Investment advisory fees	423,536
Distribution (12b-1) fees	169,414
Administrative services fees	45,001
Accounting services fees	30,470
Transfer agent fees	27,499
Professional fees	27,030
Printing and postage expenses	17,501
Custodian fees	17,001
Interest expense and rebate fees	16,235
Compliance officer fees	14,009
Trustees fees and expenses	12,001
Registration fees	10,001
Dividends on securities sold short	2,530
Insurance expense	2,200
Other expenses	4,001
TOTAL EXPENSES	818,429

NET INVESTMENT LOSS	(130,182)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	3,492,746
Net realized loss on options purchased	(299,245)
Net realized gain on foreign currency transactions	142
Net realized loss on securities sold short	(518,873)
Net change in unrealized appreciation on investments and foreign currency translations	2,586,276

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	5,261,046

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,130,864

See accompanying notes to financial statements.

8

GINKGO MULTI-STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
FROM OPERATIONS
Net investment income (loss)	$(130,182)	$289,905
Net realized gain on investments, options purchased, foreign currency transactions and securities sold short	2,674,770	2,063,323
Net change in unrealized appreciation on investments and foreign currency translations	2,586,276	1,168,308
Net increase in net assets resulting from operations	5,130,864	3,521,536

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(314,373)
From net realized gains	(1,569,454)	—
Net decrease in net assets resulting from distributions to shareholders	(1,569,454)	(314,373)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	14,059,761	5,147,112
Net asset value of shares issued in reinvestment of distributions	1,569,217	314,373
Payments for shares redeemed	(3,717,149)	(2,333,007)
Redemption fee proceeds	251	28
Net increase in net assets resulting from shares of beneficial interest	11,912,080	3,128,506

TOTAL INCREASE IN NET ASSETS	15,473,490	6,335,669

NET ASSETS
Beginning of Year	37,321,542	30,985,873
End of Year *	$52,795,032	$37,321,542
* Includes undistributed net investment income of:	$—	$—

SHARE ACTIVITY
Shares Sold	1,219,170	463,002
Shares Reinvested	140,611	29,264
Shares Redeemed	(326,122)	(217,204)
Net increase in shares of beneficial interest outstanding	1,033,659	275,062

See accompanying notes to financial statements.

9

GINKGO MULTI-STRATEGY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Investor Class

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2014		June 30, 2013	June 30, 2012 (1)

Net asset value, beginning of period	$11.17		$10.11	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.04)		0.09	0.12
Net realized and unrealized gain on investments	1.40		1.07	0.11
Total from investment operations	1.36		1.16	0.23

Less distributions from:
Net investment income	—		(0.10)	(0.12)
Net realized gains	(0.46)		—	—
Total distributions	(0.46)		(0.10)	(0.12)

Paid-in-Capital From Redemption Fees (2)	0.00	**	0.00 **	0.00	**

Net asset value, end of period	$12.07		$11.17	$10.11

Total return (3)	12.50%		11.52%	2.28	% (4)

Net assets, at end of period (000s)	$52,795		$37,322	$30,986

Ratio of expenses to average net assets (6)	1.93	% (8)	1.89%	2.19	% (5)
Ratio of net investment income to average net assets (6,7)	(0.31	)% (8)	0.86%	1.46	% (5)

Portfolio Turnover Rate	304%		221%	187	% (4)

(1)	Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Includes interest expense and dividends on securities sold short. Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.88% and the ratio of net investment loss to average net assets would have been (0.26)% for the year ended June 30, 2014.

**	Per share amount represents less than $0.01 per share

See accompanying notes to financial statements.

10

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.	Organization

Ginkgo Multi-Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The Fund currently offers one class of shares: Investor Class shares which are offered at net asset value. The investment objective of the Fund is total return from income and capital appreciation. The Fund commenced operations on September 2, 2011. The Fund has three classes of shares: Class A shares, Class C shares and Investor Class shares. Class A and Class C shares are not currently available for purchase.

2.	SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any)

11

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

12

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$40,219,476	$—	$—	$40,219,476
Exchange Traded Funds	12,211,907	—	—	12,211,907
Preferred Stock	138,000	—	—	138,000
Short-Term Investments	13,147,699	—	—	13,147,699
Total	$65,717,082	$—	$—	$65,717,082

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non-income producing securities. With purchased exchange traded options, there is minimal counterparty risk to the Fund since the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

13

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years (2012 – 2013), or expected to be taken in the Fund’s tax returns for the year ended June 30, 2014. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral as noted on the Portfolio of Investments.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare distributions from and pays net realized capital gains, if any, annually. The character of income and gains distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Winch Advisory Services, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended June 30, 2014, the Advisor earned fees of $423,536.

14

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.40% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the year ended June 30, 2014, the Fund incurred distribution fees of $169,414 for Investor Class shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended June 30, 2014 amounted to $137,489,665 and $121,523,428, respectively.

5.	DERIVATIVE Transactions

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2014 is as follows:

Contract Type/Primary	Location of Gain or (Loss)	Realized Gain or (Loss)
Risk Exposure	on Derivatives	on Derivatives
Commodity Contracts	Net Realized Loss on Options Purchased	35,987

Equity Contracts	Net Realized Loss on Options Purchased	(335,232)
		$(299,245)

Transactions in purchased options during the year ended June 30, 2014 amounted to 9,570 contracts with a cost of $832,459.

6.	BORROWING

For the year ended June 30, 2014, borrowings by the Fund were as follows:

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
Ginkgo Multi-Strategy Fund	Interest Rate	Loan Balance	Outstanding	Incurred	the Period
Goldman Sachs Margin Account	1.61%	$766,535	295	$9,954	$884,154

As of June 30, 2014, Ginkgo Multi-Strategy Fund had an outstanding loan balance in the amount of $847,520. This is reflected as “Due to Broker” in the Statement of Assets and Liabilities.

15

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2014, the Fund assessed $251 in redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2014	June 30, 2013
Ordinary Income	$1,060,895	$314,373
Long-Term Capital Gain	508,559	—
	$1,569,454	$314,373

As of June 30, 2014 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized *	Total
Ordinary	Long - Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$937,842	$1,342,420	$—	$—	$—	$4,867,489	$7,147,751

*	Includes unrealized appreciation (depreciation) on currency.

The temporary difference between book and tax basis unrealized appreciation and accumulated net realized gain on investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, short-term capital gains and net operating losses, and tax adjustments for partnerships, return of capital distributions from C-Corporations, and the capitalization of in lieu dividend payments made in connection with short sales of stock that have been held open for more than 45 days, resulted in reclassification for the year ended June 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$130,182	$(130,182)

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2014, TD Ameritrade, Inc. held approximately 99.97% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by TD Ameritrade, Inc. are also owned beneficially by any party who would be presumed to control the Fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ginkgo Multi-Strategy Fund

and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Gingko Multi-Strategy Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 2, 2011 (commencement of operations) through June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ginkgo Multi-Strategy Fund as of June 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period September 2, 2011 through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 27, 2014

17

GINKGO MULTI-STRATEGY FUND

SUPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Ginkgo Multi-Strategy Fund (Adviser – Winch Advisory Services, LLC)

In connection with the regular meeting held on June 25-26, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement between Winch Advisory Services, LLC (“Winch”) and the Trust (the “Advisory Agreement”), with respect to Ginkgo Multi-Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that Winch has been providing customized investment management and financial planning services primarily to individuals since it was founded in 1981. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Fund, and expressed satisfaction that the team is primarily a veteran group of financial professionals with diverse industry experiences, and a seemingly strong commitment to its clients. The Board noted that in 2013 Winch added a new professional with 20 years of industry experience to the portfolio management team as Head of Investments, making the portfolio management team more robust. The Board acknowledged that Winch puts a premium on research by virtue of its focus on fundamental and technical analysis contributing up-to-date research information to the portfolio manager and her team along with ongoing due diligence for all strategies and investments. The Trustees acknowledged that all strategy risks may not be eliminated, but considered that Winch described its processes around risk mitigation, which included close position monitoring and the use of trailing stop orders in order to determine when to exit a position, along with conducting daily meetings with the investment team to discuss current market trends, investment options, and when to move to a defensive position or cash. They noted that Winch conducts compliance with the Fund’s investment limitations through the use of checklists that verify trade allocations continue to meet the stated objectives as well as using an in-house developed position tracking system that monitors and reports position sizes at all times. The Board reviewed Winch’s broker-dealer selection process and was satisfied with its approach to best execution practices in that Winch not only considers best price, but also directs orders to the broker dealer that provides the best qualitative, product specific execution. The Trustees noted favorably that Winch reported no material compliance or litigation issues since the last advisory contract approval. The Board acknowledged that Winch is managed as a boutique shop by taking a personal interest in all of its clients, and have maintained an excellent client retention rate since its inception. With the Fund being an important part of Winch’s overall client service, the Board concluded that Winch will continue to provide high quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance noting that it outperformed the peer group, Morningstar category and index by a substantial amount since inception. They noted that over the most recent 12 month period, the Fund slightly outperformed the Morningstar Tactical Allocation category. They further noted that Winch stated that the outperformance since inception is due to its higher equity allocation decision in 2013, but noted that the Fund’s recent short-term underperformance relative to its peer group and index is due to its lack of bond positions in the Fund’s portfolio, which many of its peers utilize. The Trustees considered that over the long term, Winch believes that bonds will be a drag on competitive performance, but has

18

GINKGO MULTI-STRATEGY FUND

SUPLEMENTAL INFORMATION (Unaudited)(Continued)

JUNE 30, 2014

no plans to revise its strategy as Winch believes that the strategy has been successful in accomplishing the Fund’s objective of total return. The Trustees concluded that the performance was reasonable.

Fees and Expenses. The Trustees noted the advisory fee charged to the Fund is 1.00%, which was slightly lower than the average advisory fee charged by the peer group (1.01%), but higher than the Morningstar category average (0.78%). They noted the Fund’s net expense ratio at 1.93% is higher than the peer group and Morningstar category averages (1.75% and 1.68%, respectively), but considered that the average assets under management for the funds in the Morningstar category were much larger than those of the Fund. After discussion, the Trustees concluded the advisory fee charged to the Fund is reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized with respect to the management of the Fund. They noted that Winch indicated its willingness to implement breakpoints when Fund assets reach a specific asset level. After discussion, it was the consensus of the Trustees that based on Winch’s investment in additional personnel, and the current size of the Fund, while economies had likely not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability. The Trustees reviewed a profitability analysis provided by Winch. The Trustees considered Winch’s profits realized in connection with the operation of the Fund and whether the profit level represented is a fair entrepreneurial profit with respect to the services provided to the Fund. They noted Winch earned a modest profit in terms of actual dollars and as a percentage of revenue. After further discussion, the Trustees concluded that Winch was not excessively profitable in connection with its relationship with the Fund.

Conclusion. Having requested and received such information from Winch as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Ginkgo Multi-Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
19

GINKGO MULTI-STRATEGY FUND

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period 1/1/14 – 6/30/14*	Expense Ratio During the Period 1/1/14-6/30/14**
Investor Class	$1,000.00	$1,045.90	$10.04	1.98%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period 1/1/14 – 6/30/14*	Expense Ratio During the Period 1/1/14-6/30/14**
Investor Class	$1,000.00	$1,014.98	$9.89	1.98%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized
20

GINKGO MULTI- STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

21

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-289-4656.

6/30/14 – NLFT_v3

22

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
23

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO.

INVESTMENT ADVISOR

Winch Advisory Services, LLC

424 East Wisconsin Ave.

Appleton, WI 54911

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $13,500

2013 - $13,000

2012 - $13,000

(b)

Audit-Related Fees

2014 -  None

2013 -  None

2012 -  None

(c)

Tax Fees

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

2012

Audit-Related Fees:

100%

100%

100%

Tax Fees:

100%

100%

100%

All Other Fees:

100%

100%

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,000

2013 - $2,000

2012 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/8/14